UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): August 6, 2008 (July 31, 2008)

CHINA VALVES TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-28481	86-0891931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

No. 93 West Xinsong Road
Kaifeng City, Henan Province
People’s Republic of China
 (Address of principal executive offices)

(+86) 378-292-5211
 (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 31, 2008, China Valves Technology, Inc. (the “Company”) acquired all of the capital stock of China Fluid Equipment Holdings Limited (“China Fluid Equipment”) from Bin Li, the majority shareholder of the Company, pursuant to the terms of an instrument of transfer approved by the Hong Kong government on July 31, 2008 (the “Instrument of Transfer”) for a nominal consideration of HKD$10,000 (approximately $1,281).  The acquisition of China Fluid Equipment completed a planned reorganization of the legal ownership of our operating subsidiaries, the initiation of which was disclosed in our Quarterly Report on Form 10-Q filed on May 15, 2008 (the “Form 10-Q”).

Our Reorganization History

The Share Exchange Transaction

On December 16, 2007, we entered into a Stock Purchase Agreement and Share Exchange Agreement (the “Exchange Agreement”), with China Valve Holding Limited (“China Valve Samoa”), a company incorporated under the laws of Samoa on June 6, 2007, and with China Valve Samoa’s sole shareholder.  Pursuant to the Exchange Agreement, we acquired all of the outstanding capital stock of China Valve Samoa from the sole shareholder for an aggregate of 40,000,000 shares, or 99.8% of our common stock and a cash payment by China Valve Samoa of $490,000.  China Valve Samoa’s wholly owned subsidiary China Valve Holdings Limited, was incorporated under the laws of the Hong Kong Special Administrative Region on June 11, 2007 (“China Valve Hong Kong”).  China Valve Hong Kong established Henan Tonghai Valve Science Technology, Inc. (“Henan Tonghai Valve”), a wholly-owned subsidiary in the People’s Republic of China, on September 5, 2007.  Neither China Valve Samoa nor China Valve Hong Kong had any active business operations other than their ownership of Henan Tonghai Valve.  Prior to entry into the Exchange Agreement, Henan Tonghai Valve acquired 100% of the equity of Henan Kaifeng High Pressure Valve Co., Ltd. (“High Pressure Valve”) and Zhengzhou City Zhengdie Valve Co., Ltd. (“Zhengdie Valve,”) (together, the “Operating Subsidiaries”) from Mr. Siping Fang, the Chief Executive Officer of the Company and the other individual owners of those companies, pursuant to a restructuring plan to comply with the regulations of the China State Administration of Foreign Exchange.  The acquisition of the Operating Subsidiaries by Henan Tonghai Valve from Mr. Siping Fang was considered to be a transaction between entities under common control.

In our Form 10-K for the fiscal year ended December 31, 2007 filed with the Commission on March 31, 2008 (the “Form 10-K”), the acquisition of China Valves Samoa was treated as a reverse acquisition and recapitalization of the Company (the legal acquirer), whereby China Valve Samoa (the legal acquiree) was deemed to be the accounting acquirer and the Company was the accounting acquiree.  Accordingly, the historical financial statements for periods prior to December 16, 2007 are those of China Valve Samoa, including the Operating Subsidiaries, except that the equity section and earnings per share were retroactively restated to reflect the reverse acquisition.  The audited consolidated financial statements of China Valve Samoa as of December 31, 2005 and 2006, and the unaudited condensed consolidated financial statements of China Valve Samoa as of September 30, 2007 and for the nine months ended September 30, 2007, were previously filed as exhibits on Form 8-K.  The audited consolidated financial statements of the Company as of December 31, 2007 were included in the Form 10-K and the unaudited condensed consolidated financial statements of the Company as of March 31, 2008 and the three month period ended March 31, 2008 were included in the Form 10-Q.

The following was the organization chart as of March 31, 2008:

The Operating Subsidiaries

As disclosed in the Form 10-Q, on April 1 and 3, 2008, the Company transferred 100% of the equity of the Operating Subsidiaries back to Sipang Fang and the other original owners, with the intention that Sipang Fang would transfer the Operating Subsidiaries to a new entity controlled by Bin Li, and that Bin Li would then sell such entity to the Company, thereby allowing the Company to reacquire legal ownership of the Operating Subsidiaries.  In connection therewith, on April 10, 2008, Siping Fang sold all of the Company’s common stock beneficially owned by him to Bin Li, for an aggregate purchase price of $10,000, pursuant to a Common Stock Purchase Agreement, and Siping Fang and Bin Li entered into an Earn-In Agreement (the “Earn-In Agreement”) pursuant to which Siping Fang obtained the right and option to re-acquire the shares of the Company from Bin Li, subject to the satisfaction of four conditions as set forth in the Earn-In Agreement. These conditions may be satisfied only if the Company is able to reacquire and operate the Operating Subsidiaries. The sale of Siping Fang’s common stock to Bin Li and the Earn-In Agreement were disclosed in the Company’s Report on Form 8-K filed on April 16, 2008.  Bin Li established China Fluid Equipment on April 18, 2008, to serve as the 100% owner of a new PRC subsidiary, Henan Tonghai Fluid Equipment Co., Ltd. (“Henan Tonghai”). On June 30, 2008, Henan Tonghai acquired the Operating Subsidiaries from Siping Fang and the other original owners.  The acquisitions were consummated under the laws of the People’s Republic of China.  The former Hong Kong holding company, China Valve Holdings and its subsidiary Henan Tonghai Valve, which no longer held any assets, were dissolved. On July 31, 2008, the Company and Bin Li completed the reorganization plan when Bin Li transferred all of the capital stock of China Fluid Equipment to the Company pursuant to the Instrument of Transfer for a nominal consideration of HKD$10,000 (approximately $1,281). As a result of these transactions, the Operating Subsidiaries are again the Company’s indirect wholly-owned subsidiaries.

During this re-organization, the Operating Subsidiaries continued to be under the operating and management control of the Company.  The Company’s unaudited condensed consolidated financial statements for the three months ended June 30, 2008, to be included in the Company’s Quarterly Report on Form 10-Q for that period, will continue to include the assets and liabilities and results of operations of the Operating Subsidiaries.

Following this re-organization, the organization chart as of the date of this Report is as follows:

ITEM 2.01       COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The transactions contemplated by the Instrument of Transfer were consummated on July 31, 2008.

ITEM 5.01       CHANGE IN CONTROL OR REGISTRANT

See response to Item 1.01.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Valves Technology, Inc.

Date: August 6, 2008

/s/ Siping Fang
Chief Executive Officer and President